SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2000


                       FRONTIER ADJUSTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


            Arizona                       1-12902                86-0477573
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(State or other jurisdiction of    (Commission File No.)   (IRS Employer ID No.)
        incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (602) 264-1061


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 4(a). PREVIOUS INDEPENDENT ACCOUNTANT

     On August 29, 2000, the Board of Directors of Frontier Adjusters of America, Inc., an Arizona corporation ("Frontier"), voted to not retain McGladrey & Pullen, LLP ("M&P") as Frontier's independent principal accountant for the current fiscal year but rather to recommend PricewaterhouseCoopers, LLP to the shareholders as Frontier's independent principal accountant. The decision not to retain M&P was communicated by Frontier to M&P on September 6, 2000. Frontier may continue to consult with M&P on accounting and financial matters.

     M&P's report on the financial statements of Frontier for the year ended June 30, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audits by M&P of Frontier's financial statements for the two most recent fiscal years and the subsequent interim period through August 29, 2000, there have been no disagreements between M&P and Frontier on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The term "disagreement" is utilized in accordance with Item 304 of Regulation S-K.

     M&P has provided Frontier with a letter confirming its termination as Frontier's independent principal accountant, a copy of which was provided to the SEC by M&P. Such letter is attached hereto as Exhibit 16.1.

ITEM 4(b). NEW INDEPENDENT ACCOUNTANT

     On August 29, 2000, Frontier selected PricewaterhouseCoopers, LLP ("Price") as Frontier's independent public accountants. The decision to change auditors was approved by Frontier's Board of Directors on August 29, 2000 and recommended to the Shareholders to vote on at their upcoming annual meeting.

     During the two most recent fiscal years and the subsequent interim period through August 29, 2000, neither Frontier nor anyone on behalf of Frontier consulted with Price regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Frontier or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.(c) EXHIBITS

16.1 Letter of McGladrey & Pullen, LLP regarding change in certifying accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 12, 2000             FRONTIER ADJUSTERS OF AMERICA, INC.

                                        By: /s/ Troy M. Huth
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                                            Troy M. Huth

                                        Its: President
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